                                                  -----------------------------
                                                           OMB APPROVAL
                                                  -----------------------------
                                                  OMB Number:         3235-0570
                                                  Expires:     October 31, 2006
                                                  Estimated average burden
                                                  hours per response.......19.3
                                                  -----------------------------
                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSRS

                  CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                       MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08253
                                  ---------------------------------------------

                             Boyar Value Fund, Inc.
-------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)

     590 Madison Avenue     New York, New York                   10022
-------------------------------------------------------------------------------
      (Address of principal executive offices)                (Zip code)

           BISYS Fund Services, 3435 Stelzer Road, Columbus, OH 43219
-------------------------------------------------------------------------------
                        (Name and address of agent for service)

Registrant's telephone number, including area code: 614-470-8000
                                                   ----------------------------

Date of fiscal year end:    December 31, 2004
                        --------------------------
Date of reporting period:   June 30, 2004
                         -------------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

[GRAPHIC]

BOYAR VALUE FUND, INC.


SEMI-ANNUAL REPORT
JUNE 30, 2004


[BOYAR VALUE FUND LOGO]                                          [CLAYMORE LOGO]

MUTUAL FUNDS: - ARE NOT FDIC INSURED - HAVE NO BANK GUARANTEE - MAY LOSE VALUE

[BOYAR VALUE FUND LOGO]

                                                                 August 16, 2004

Dear Boyar Value Fund Shareholder:


A LOOK BACK AT THE FIRST SIX MONTHS OF 2004.

- After enduring a three-year bear market, shareholders were rewarded with robust double-digit gains in 2003, and the first two months of this year promised more of the same. In fact, in the first quarter of 2004 a record $135 billion poured into U.S. equity and balanced funds according to Strategic Insight, more than what flowed in during the height of the tech bubble in early 2000. But the breezy optimism most investors shared a few months back has all but dissipated amid the violence in Iraq, $40+/barrel price of oil, the prospect of higher interest rates, and a slowing economy.

- The major indices ended the first six months with very modest gains. Small-cap stocks outperformed their larger brethren, a trend that began last year. Some of the best stock market performers thus far in 2004 have been companies that carry very lofty multiples such as eBay, Research-in-Motion, Ltd., makers of the ubiquitous Blackberry handheld communication devices, and Imclone Systems (the Fund has never owned these securities), the company Martha Stewart made famous because of her insider trading activities. Conversely, larger-cap stocks with relatively modest valuations and attractive yields have been lackluster performers. For example, with rising interest rates you would expect financial stocks to be laggards. However, companies like Citigroup, J.P. Morgan Chase and Bank of America all trade at around 10.5X next year's profit estimates and each yields in excess of 3.5%. The U.S. equity market has an enviable record of discounting future events; therefore, it would not surprise us if financial stocks performed much better in the year ahead.

- One last thought, this abrupt change in investor sentiment might actually prove to be the elixir necessary to cure an anemic stock market. More often than not, investors have this uncanny ability at major inflection points in the stock market to do precisely the wrong things. There is often a widespread tendency for most people to become more bullish and optimistic as the market climbs and to be progressively more bearish as it sinks. It follows that the extreme levels of bullishness will be registered at market tops and most of the gloom and doom will be found at market bottoms.

SIX MONTHS 2004 RESULTS

        BOYAR VALUE FUND      RUSSELL 2000 INDEX      DJIA      S&P 500     NASDAQ COMP.
        ----------------      ------------------      ----      -------     ------------
              0.76%*                 6.80%            0.80%      3.44%          2.43%

* Calculated without maximum sales charge.

COMPETITIVE RETURNS

     AVERAGE ANNUAL RETURNS

                                                                     SINCE
                                                                   INCEPTION
     (AS OF 6/30/04)                 1 YEAR    3 YEAR    5 YEAR     (5/5/98)
     -----------------------------------------------------------------------
     At NAV                          11.92%     4.51%     7.02%       7.53%
     With Sales Charge*               6.34%     2.74%     5.93%       6.63%
     After taxes on
      distribution*                   5.90%     2.48%     5.65%       6.38%
     After taxes on distribution
      and the sale of shares*         4.59%     2.27%     5.03%       5.67%
     S&P 500 Index                   19.05%    -0.69%    -2.20%       1.85%
     Russell 2000 Index              33.32%     6.31%     6.72%       4.82%

     * Net of maximum sales charge of 5.00%.

[CHART]

                       CUMULATIVE RETURNS SINCE INCEPTION
                         At NAV (5/5/98 through 6/30/04)

S&P 500 Index           11.94%
Russell 2000 Index      33.61%
Boyar Value Fund**      56.35%

** Calculated without maximum sales charge.

Past performance is not indicative of future results. Current performance may be lower or higher than quarterly performance. For current performance, go to www.claymoresecurities.com. The Boyar Value Fund has a maximum sales charge of 5.00%. After-tax returns are calculated using the highest historical individual Federal income tax rate and do not reflect the additional impact of state and local taxes. Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. It is important to note that the Fund is currently waiving a portion of fees and at such time as the fee waiver is no longer in place, future returns may be lower than past returns. The S&P 500 Index is an unmanaged index of stocks trading in the United States. Index performance illustrated is hypothetical and is not indicative of any mutual fund investment. The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Index performance illustrated is hypothetical and is not indicative of any mutual fund investment. The value of the portfolio will fluctuate as the underlying securities move in response to overall market movements and other factors beyond the control of the adviser, and investments in the Fund may result in the loss of principal. The Fund may invest in stocks of several different capitalization levels and it is important to note that historically, small- and mid-cap stocks have experienced greater volatility than stocks of larger, more established companies.

- Our cash position on June 30, 2004 was 33.3%. Although we are having a difficult time finding new companies to purchase, most of the businesses we evaluate are not terribly overvalued, but are trading in a fair value range. As opportunities begin to unfold in the stock market we intend to put the excess cash to work. Remember, purchasing a stock at what we believe is a distressed price is a critically important element of successful long-term investing. You can purchase the best company in the world but if you pay an excessively high price for it-it can turn out to be a dumb investment.

BOYAR VALUE FUND PHILOSOPHY GOALS

- The Boyar Value Fund tends to buy the common shares of publicly traded businesses that are selling in the market place at significant discounts to our estimate of their intrinsic or private market value. We have not, and do not intend to, invest in fads or gimmicks such as the Internet.

- Furthermore, quite a few of the businesses that we invest in are either not widely followed by the majority of Wall Street brokerage houses or may have plummeted in value because they failed to meet analysts' earnings expectations.

- Purchasing out of favor companies may inhibit short-term performance, since it may take some time for these companies to right themselves. On the other hand, we believe that it does create a "margin of safety," since most of these companies have plummeted in value by such a margin that most of the downside risk has been significantly reduced. However, there is no guarantee that the perceived intrinsic value will be realized.

- Over an investment time horizon of three to five years, it is our hope that these undervalued corporations will be re-evaluated upward by the stock market or the assets of the businesses may be acquired by a third party.

- A long-term orientation may sound stodgy, but it is as important to investment success as picking the right stocks and buying them at the right price and at the right time. Holding the equity of good companies purchased at what we believe are bargain prices allows compounding to work its magic without the return-eroding effects of commissions and capital gains taxes.

- The competition to capture mutual fund assets is quite fierce. Most all of the large mutual fund families have considerable sales forces and extensive marketing budgets. In many instances, no matter how great your track record, in order to be on the preferred list of funds for full-service brokers you have to make a fairly significant up front payment, an arrangement known as revenue sharing. Since Boyar Value Fund currently does not utilize any of these tactics we are counting on good performance and referrals to grow. We would appreciate telling your friends and business associates about the Boyar Value Fund.

If you have any questions please do not hesitate to call (212) 995-8300.


                                                Very truly yours,

                                                /s/ Mark A. Boyar

                                                Mark A. Boyar

     Claymore Securities, Inc., 2455 Corporate West Drive, Lisle, Illinois 60532 distributes the Fund.

                             BOYAR VALUE FUND, INC.

                       STATEMENT OF ASSETS AND LIABILITIES

                                  June 30, 2004
                                   (Unaudited)

ASSETS
      Investment securities:
           At cost                                                              $  27,272,948
                                                                                =============
           At value                                                             $  30,965,495
      Dividends and interest receivable                                                24,613
      Receivable for capital shares sold                                               31,516
      Other assets                                                                     23,837
                                                                                -------------
           TOTAL ASSETS                                                            31,045,461
                                                                                -------------

LIABILITIES
      Payable for capital shares redeemed                                              27,079
      Payable to Adviser                                                                3,006
      Payable to Manager                                                                3,006
      Payable to Administrator                                                          4,508
      Other accrued expenses and liabilities                                           28,859
                                                                                -------------
           TOTAL LIABILITIES                                                           66,458
                                                                                -------------

NET ASSETS                                                                      $  30,979,003
                                                                                =============

NET ASSETS CONSIST OF:
Paid-in capital                                                                 $  27,395,066
Accumulated net investment loss                                                       (56,374)
Accumulated net realized loss on investment transactions                              (52,236)
Net unrealized appreciation on investments                                          3,692,547
                                                                                -------------
NET ASSETS                                                                      $  30,979,003
                                                                                =============

Shares of beneficial interest outstanding (1,000,000,000 shares
   authorized, $0.001 par value)                                                    2,128,593
                                                                                =============

Net assets value and redemption price per share (a)                             $       14.55
                                                                                =============

Maximum offering price per share
   (net asset value plus sales charge of 5.00%) (b)                             $       15.32
                                                                                =============

(a) For certain purchases of $1 million or more, a 1% contingent deferred sales charge may apply to redemptions made within twelve months of purchase. Redemptions made within 60 days of purchase may be assessed a redemption fee of 2.00%.
(b)  On investments of $50,000 or more, the offering price is reduced.

See accompanying notes to financial statements.

                             STATEMENT OF OPERATIONS

                     For the Six Months Ended June 30, 2004
                                   (Unaudited)

INVESTMENT INCOME
      Dividends                                                                 $     160,159
      Interest                                                                         43,465
                                                                                -------------
           TOTAL INVESTMENT INCOME                                                    203,624
                                                                                -------------

EXPENSES
      Investment advisory fees                                                         74,144
      Management fees                                                                  74,144
      Transfer agent fees                                                              37,197
      Distribution fees                                                                37,072
      Administrative services fees                                                     27,349
      Professional fees                                                                31,649
      Accounting services fees                                                         21,447
      Registration fees                                                                14,738
      Directors' fees and expenses                                                      9,944
      Printing and postage expenses                                                     8,706
      Insurance expense                                                                 6,605
      Custodian fees                                                                    4,978
      Other expenses                                                                   19,947
                                                                                -------------
           TOTAL EXPENSES                                                             367,920
      Fees waived by the Adviser                                                      (53,961)
      Fees waived by the Manager                                                      (53,961)
                                                                                -------------
           NET EXPENSES                                                               259,998
                                                                                -------------

NET INVESTMENT LOSS                                                                   (56,374)
                                                                                -------------

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
      Net realized gain from security transactions                                    229,199
      Net change in unrealized appreciation/(depreciation) on investments               6,686
                                                                                -------------

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS                                      235,885
                                                                                -------------

NET INCREASE IN NET ASSETS FROM OPERATIONS                                      $     179,511
                                                                                =============

See accompanying notes to financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  FOR THE SIX
                                                                                 MONTHS ENDED         FOR THE YEAR
                                                                                   JUNE 30,               ENDED
                                                                                     2004             DECEMBER 31,
                                                                                  (UNAUDITED)             2003
                                                                                 -------------       -------------
FROM OPERATIONS
      Net investment loss                                                        $     (56,374)      $     (71,561)
      Net realized gain from security transactions                                     229,199             576,630
      Net change in unrealized appreciation/(depreciation) on investments                6,686           3,845,559
                                                                                 -------------       -------------
Net increase in net assets from operations                                             179,511           4,350,628
                                                                                 -------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS
      From net realized gains                                                                -            (656,140)
                                                                                 -------------       -------------
FROM CAPITAL SHARE TRANSACTIONS
      Proceeds from shares sold                                                      5,953,291          10,204,458
      Net asset value of shares issued in
         reinvestment of distributions to shareholders                                       -             594,451
      Payments for shares redeemed                                                  (1,803,401)         (2,232,088)
                                                                                 -------------       -------------
Net increase in net assets from capital share transactions                           4,149,890           8,566,821
                                                                                 -------------       -------------
TOTAL INCREASE IN NET ASSETS                                                         4,329,401          12,261,309

NET ASSETS
      Beginning of period                                                           26,649,602          14,388,293
                                                                                 -------------       -------------
      End of period                                                              $  30,979,003       $  26,649,602
                                                                                 =============       =============
CAPITAL SHARE ACTIVITY
      Shares Sold                                                                      406,796             754,059
      Shares Reinvested                                                                      -              41,286
      Shares Redeemed                                                                 (123,482)           (173,760)
                                                                                 -------------       -------------
      Net increase in shares outstanding                                               283,314             621,585
                                                                                 =============       =============

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                              FINANCIAL HIGHLIGHTS

    Per Share Data and Ratios for a Share of Beneficial Interest Outstanding
                             Throughout Each Period

                                       SIX MONTHS
                                         ENDED             YEAR             YEAR            YEAR             YEAR          YEAR
                                        JUNE 30,           ENDED            ENDED           ENDED            ENDED         ENDED
                                          2004          DECEMBER 31,     DECEMBER 31,    DECEMBER 31,     DECEMBER 31,  DECEMBER 31,
                                       (UNAUDITED)          2003            2002             2001             2000          1999
                                       ------------      ------------    ------------     ------------     -----------  -----------
Net asset value at beginning of period $      14.44      $      11.76    $      13.35     $      11.58     $     11.09  $      9.72
                                       ------------      ------------    ------------     ------------     -----------  -----------
Activity from investment operations:
   Net investment income/(loss)               (0.03)            (0.04)          (0.05)           (0.01)           0.03         0.01
   Net realized and unrealized gain/
      (loss) on investments                    0.14              3.09           (1.34)            1.78            0.76         1.37
                                       ------------      ------------    ------------     ------------     -----------  -----------
Total from investment operations               0.11              3.05           (1.39)            1.77            0.79         1.38
                                       ------------      ------------    ------------     ------------     -----------  -----------
Less distributions:
   From net investment income                     -                 -               -                - (a)       (0.03)       (0.01)
   From net realized gains on
      investments                                 -             (0.37)          (0.20)               - (a)       (0.27)           -
                                       ------------      ------------    ------------     ------------     -----------  -----------
Total distributions                               -             (0.37)          (0.20)               -           (0.30)       (0.01)
                                       ------------      ------------    ------------     ------------     -----------  -----------

Net asset value at end of period       $      14.55      $      14.44    $      11.76     $      13.35     $     11.58  $     11.09
                                       ============      ============    ============     ============     ===========  ===========

Total return (b)                              0.76% (d)        25.90%         (10.45%)          15.31%           7.10%       14.24%
                                       ============      ============    ============     ============     ===========  ===========

Net assets at end of period            $ 30,979,003      $ 26,649,602    $ 14,388,293     $ 12,455,031     $ 6,375,190  $ 4,134,644
                                       ============      ============    ============     ============     ===========  ===========

Ratio of gross expenses to average
   net assets (c)                             2.48% (e)         2.69%           2.64%            2.85%           3.95%        5.28%

Ratio of net expenses to average
   net assets                                 1.75% (e)         1.75%           1.75%            1.75%           1.75%        1.75%

Ratio of net investment income/
   (loss) to average net assets              (0.38%)(e)        (0.38%)         (0.45%)          (0.12%)          0.30%        0.15%

Portfolio turnover rate                          4%              19%              19%              17%             42%           8%

(a)  Amount rounds to less than $0.01.
(b)  Total returns shown exclude the effect of applicable sales loads.
(c) Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser, Manager and Distributor.
(d)  Not annualized.
(e)  Annualized.

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                            PORTFOLIO OF INVESTMENTS

                                  June 30, 2004
                                   (Unaudited)

  SHARES                                                                          VALUE
  ------                                                                          -----
              COMMON STOCKS - 66.7%
              CONSUMER DISCRETIONARY - 30.3%
      4,400   A.T. Cross Co., Class A*                                        $      20,988
     28,063   Cablevision Systems Corp., Class A*                                   551,438
     14,000   Carnival Corp.                                                        658,000
     27,000   Comcast Corp., Class A Special*                                       745,470
      6,500   Dow Jones & Co., Inc.                                                 293,150
      6,000   Ethan Allen Interiors, Inc.                                           215,460
     56,300   Hanover Direct, Inc.*                                                   7,882
     30,100   Hilton Hotels Corp.                                                   561,666
     10,900   IHOP Corp.                                                            389,784
     25,000   Limited Brands                                                        467,500
     28,300   McDonald's Corp.                                                      735,800
      5,000   Meredith Corp.                                                        274,800
     13,000   MGM Mirage*                                                           610,220
     20,600   Midas, Inc.*                                                          358,440
      4,000   Neiman Marcus Group, Inc. (The), Class A                              222,600
     32,500   Playboy Enterprises, Inc., Class B*                                   377,325
     12,500   Scholastic Corp.*                                                     374,375
     58,000   Time Warner, Inc.*                                                  1,019,640
     10,000   Toys "R" Us, Inc.*                                                    159,800
     11,000   Tupperware Corp.                                                      213,730
      7,653   Viacom, Inc., Class B                                                 273,365
     32,500   Walt Disney Co. (The)                                                 828,425
                                                                              -------------
                                                                                  9,359,858
                                                                              -------------
              CONSUMER STAPLES - 4.7%
      6,000   CVS Corp.                                                             252,120
     14,000   H.J. Heinz Co.                                                        548,800
     31,000   PepsiAmericas, Inc.                                                   658,440
                                                                              -------------
                                                                                  1,459,360
                                                                              -------------

See accompanying notes to financial statements.

  SHARES                                                                          VALUE
  ------                                                                          -----
              FINANCIAL SERVICES - 18.0%
      2,000   American Express Co.                                            $     102,760
      8,000   Automatic Data Processing, Inc.                                       335,040
     18,000   Bank of New York Co., Inc. (The)                                      530,640
     14,800   Citigroup, Inc.                                                       688,200
      9,000   Hudson United Bancorp                                                 335,520
     27,750   J.P. Morgan Chase & Co.                                             1,075,868
      2,200   Lehman Brothers Holdings, Inc.                                        165,550
     19,000   Marsh & McLennan Cos., Inc.                                           862,220
     11,000   Merrill Lynch & Co., Inc.                                             593,780
      9,000   Providian Financial Corp.*                                            132,030
     18,386   St. Paul Travelers Cos., Inc. (The)                                   745,368
                                                                              -------------
                                                                                  5,566,976
                                                                              -------------
              HEALTHCARE - 5.1%
     23,800   Bristol-Myers Squibb Co.                                              583,100
      4,200   IMS Health, Inc.                                                       98,448
     26,500   Pfizer, Inc.                                                          908,420
                                                                              -------------
                                                                                  1,589,968
                                                                              -------------
              INDUSTRIAL - 4.9%
     21,200   Aviall, Inc.*                                                         403,012
     24,000   Cendant Corp.                                                         587,520
     16,000   General Electric Co.                                                  518,400
                                                                              -------------
                                                                                  1,508,932
                                                                              -------------
              INFORMATION TECHNOLOGY - 2.1%
      2,666   CEVA, Inc.*                                                            21,088
      8,000   Diebold, Inc.                                                         422,960
      8,000   DSP Group, Inc.*                                                      217,920
                                                                              -------------
                                                                                    661,968
                                                                              -------------

See accompanying notes to financial statements.

  SHARES                                                                          VALUE
  ------                                                                          -----
              TELECOMMUNICATIONS SERVICES - 1.6%
     10,000   ALLTEL Corp.                                                    $     506,200
                                                                              -------------
              TOTAL COMMON STOCKS                                                20,653,262
                                                                              -------------
              INVESTMENT COMPANIES - 4.3%
     85,483   First American Treasury Obligations Fund, Class A, 0.38%**             85,483
  1,230,600   First American Treasury Obligations Fund, Class Y, 0.68%**          1,230,600
                                                                              -------------
              TOTAL INVESTMENT COMPANIES                                          1,316,083
                                                                              -------------

 PRINCIPAL
  AMOUNT
 ---------
              U.S. GOVERNMENT & AGENCY OBLIGATION - 29.0%
$ 9,000,000   Federal Home Loan Bank, Discount Notes, 1.10%, 7/15/04              8,996,150
                                                                              -------------
              TOTAL INVESTMENTS - 100.0% (Cost $27,272,948) (a)                  30,965,495

              OTHER ASSETS IN EXCESS OF LIABILITIES - 0.0%                           13,508
                                                                              -------------

              NET ASSETS - 100.0%                                             $  30,979,003
                                                                              =============

(a) Represents cost for financial reporting purposes and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

     Unrealized appreciation      $ 4,189,230
     Unrealized depreciation         (496,683)
                                  -----------
     Net unrealized appreciation  $ 3,692,547
                                  ===========

     Aggregate cost for federal income tax purposes is substantially the same.

*    Non-Income producing security.
** Money market fund; interest rate reflects SEC seven-day yield on June 30, 2004.

See accompanying notes to financial statements.

                             BOYAR VALUE FUND, INC.

                          NOTES TO FINANCIAL STATEMENTS

                                  June 30, 2004
                                   (Unaudited)

1. ORGANIZATION

Boyar Value Fund, Inc. (the "Fund") was incorporated on February 28, 1997 under the laws of the State of Maryland and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company.

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with its vendors and others that provide for general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States ("GAAP"). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

SECURITIES VALUATION -- Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day as of which such value is being determined. If there has been no sale on such day, the security is valued at the mean of the last quoted bid and asked prices. If no bid or asked prices are quoted, then the security is valued at a fair value determined in accordance with procedures approved by the Board of Directors (the "Board"). Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase are valued at amortized cost.

SECURITY TRANSACTIONS AND RELATED INCOME -- Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually.

Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature (ie, deferred losses), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

FEDERAL INCOME TAX -- It is the Fund's policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

3. INVESTMENT TRANSACTIONS

For the six-months ended June 30, 2004, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $3,325,671 and $707,723, respectively.

4. TRANSACTIONS WITH AFFILIATES

The business activities of the Fund are supervised under the direction of the Board, which is responsible for the overall management of the Fund. Claymore Fund Management Company, LLC (the "Manager") is responsible for managing the daily business operations of the Fund. Boyar Asset Management, Inc. (the "Adviser") provides continuous advisory services to the Fund, and Claymore Securities, Inc. (the "Distributor") acts as distributor of the Fund's shares. The Fund has employed BISYS Fund Services Ohio, Inc. ("BISYS") to provide administration, fund accounting, and transfer agent services. Certain Directors and officers of the Fund are also officers of the Manager, Adviser or BISYS.

Pursuant to a Management Agreement with the Fund, the Manager, under the supervision of the Board, oversees the daily operations of the Fund and supervises the performance of administrative and professional services provided by others, including the Adviser. As compensation for its services and the related expenses borne by the Manager, the Fund pays the Manager a management fee, computed and accrued daily and paid monthly, at an annual rate of 0.50% of its average daily net assets.

Pursuant to an Investment Advisory Agreement between the Manager, the Adviser and the Fund, the Adviser agrees to furnish continuous investment advisory services to the Fund. For these services, the Fund pays the Adviser an investment advisory fee, which is computed and accrued daily and paid monthly, at an annual rate of 0.50% of its average daily net assets.

Pursuant to a written contract, the Manager, the Adviser and the Distributor have agreed to waive a portion of their respective management, advisory and distribution fees and the Manager has agreed to reimburse certain expenses of the Fund to the extent necessary to limit the Fund's total annual operating expenses to 1.75% of the Fund's average daily net assets (the "expense limitation"). The Manager, the Adviser and the Distributor may subsequently recover reimbursed expenses and/or waived fees (within 2 years of the fiscal year end in which the waiver/reimbursement occurred) from the Fund to the extent that the Fund's expense ratio is less than the expense limitation. As of June 30, 2004, the Manager, the Adviser, and the Distributor have the following amounts of waived/reimbursed expenses that may be recovered:

                           AMOUNT            EXPIRATION DATE
                      ------------------------------------------
                         $  71,680          December 31, 2004
                         $ 176,054          December 31, 2005

Under the terms of the Master Services Agreement, BISYS provides administrative, fund accounting, and transfer agent services for the Fund. For administrative services, the Fund pays BISYS a fee, computed and accrued daily and paid monthly, at an annual rate in accordance with the following schedule:

AVERAGE DAILY NET ASSETS             FEE*
---------------------------          ------
0 - $500 million                     0.100%
$500 million - $1.0 billion          0.085%
$1.0 billion - $1.5 billion          0.070%
Over $1.5 billion                    0.050%

* The Fund is subject to a minimum annual fee.

In addition, the Fund pays BISYS a fixed fee for providing officers who serve as Certifying Officers.

For fund accounting services, the Fund pays BISYS a fee, computed and accrued daily and paid monthly, at an annual rate in accordance with the following schedule:

AVERAGE DAILY NET ASSETS             FEE*
---------------------------          ------
0 - $500 million                     0.030%
$500 million - $1.0 billion          0.025%
$1.0 billion - $1.5 billion          0.010%
Over $1.5 billion                    0.008%

* The Fund is subject to a minimum annual fee.

In addition, the Fund reimburses BISYS for certain out-of-pocket expenses incurred in providing fund accounting services.

For transfer agent services, the Fund pays BISYS a monthly fee and reimburses for certain out-of-pocket expenses incurred in providing transfer agent services.

The Fund has adopted a Shareholder Servicing and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets and is paid to the Distributor, to provide compensation for ongoing services and/or maintenance of the Fund's shareholder accounts, not otherwise required to be provided by the Adviser or BISYS. For the six months ended June 30, 2004, the Distributor received $56,227 from front-end sales charges, of which $6,080 was retained by the principal underwriter or other affiliated broker-dealers.

During the six months ended June 30, 2004, Mark Boyar & Co., Inc., a registered broker/dealer and an affiliate of the Fund executed trades on behalf of the Fund. These trades were cleared through Pershing Investments LLC and Mark Boyar & Co., Inc. received $5,900 in trade commissions, of which Pershing Investments LLC was paid approximately 10%.

5. REDEMPTION FEES

The Fund may assess a short-term redemption fee of 2.00% of the total redemption amount if you sell your shares, including exchanging your shares for shares of another fund, after holding them for less than 60 days. The redemption fee is paid directly to the Fund. For the six months ended June 30, 2004 the Fund did not assess any redemption fees. This fee does not apply to shares acquired prior to May 1, 2004.

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

                 (This page has been left blank intentionally.)

FUND MANAGER

Claymore Fund Management Company, LLC
2455 Corporate West Drive
Lisle, IL 60532

INVESTMENT ADVISER

Boyar Asset Management, Inc.
35 East 21st Street
New York, NY 10010

ADMINISTRATOR

BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, OH 43219


Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is availale (i) without charge, upon request, by calling (800) 266-5566; or (ii) on the Commission's website at http://www.sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (800) 266-5566; or (ii) on the Commission's website at http://www.sec.gov.

This document must be preceded or accompanied by a current prospectus for the Fund, which you should read carefully before you invest or send money.

ITEM 2. CODE OF ETHICS.

     Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

     NOT APPLICABLE - ONLY FOR ANNUAL REPORTS.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

             (i) Has at least one audit committee financial expert serving on its audit committee; or

             (ii) Does not have an audit committee financial expert serving on its audit committee.

         (2) If the registrant provides the disclosure required by paragraph
         (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

             (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

             (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a- 2(a)(19)).

         (3) If the registrant provides the disclosure required by paragraph
         (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

NOT APPLICABLE - ONLY FOR ANNUAL REPORTS.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

         (b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

         (c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

         (d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

         (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

               (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

         (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

         (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

NOT APPLICABLE - ONLY FOR ANNUAL REPORTS.

ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.
         (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.
         (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.
NOT APPLICABLE.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

NOT APPLICABLE.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

NOT APPLICABLE.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

NOT APPLICABLE.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

NOT APPLICABLE.

ITEM 10. CONTROLS AND PROCEDURES.

         (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER HAVE CONCLUDED, BASED ON THEIR EVALUATION OF THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES AS CONDUCTED WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT, THAT THESE

DISCLOSURE CONTROLS AND PROCEDURES ARE ADEQUATELY DESIGNED AND ARE OPERATING EFFECTIVELY TO ENSURE THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS (i) ACCUMULATED AND COMMUNICATED TO THE INVESTMENT COMPANY'S MANAGEMENT, INCLUDING ITS CERTIFYING OFFICERS, TO ALLOW TIMELY DECISIONS REGARDING REQUIRED DISCLOSURE; AND (ii) RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE TIME PERIODS SPECIFIED IN THE SECURITIES AND EXCHANGE COMMISSION'S RULES AND FORMS.

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE REGISTRANT'S MOST RECENT FISCAL HALF-YEAR (THE REGISTRANT'S SECOND FISCAL HALF-YEAR IN THE CASE OF AN ANNUAL REPORT) THAT HAVE MATERIALLY AFFECTED OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 11. EXHIBITS.

         (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

         (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

NOT APPLICABLE - ONLY EFFECTIVE FOR ANNUAL REPORTS.

         (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2). CERTIFICATIONS PURSUANT TO RULE 30A-2(a) ARE ATTACHED HERETO.

         (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. NOT APPLICABLE.

         (b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference. CERTIFICATIONS PURSUANT TO RULE 30a-2(b) ARE FURNISHED HEREWITH.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      BOYAR VALUE FUND, INC.

By (Signature and Title)*  /s/ Bryan Haft, Treasurer
                         ----------------------------------------------------
                          Bryan Haft, Treasurer
                         ----------------------------------------------------
Date    9/7/2004
     -----------------------

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*  /s/ Elizabeth W. Lawrence, President
                         ---------------------------------------------------
                           Elizabeth W. Lawrence, President
                           ---------------------------------------------------

Date    9/7/2004
     -----------------------

By (Signature and Title)*  /s/ Bryan Haft, Treasurer
                         ----------------------------------------------------
                           Bryan Haft, Treasurer
                           --------------------------------------------------

Date    9/7/2004
     -----------------------

* Print the name and title of each signing officer under his or her signature.